SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): May 29, 2007

IndyMac IMSC Mortgage Loan Trust 2007-F1
(exact name of issuing entity)
Commission File Number of the issuing entity: 333-132042-76

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132042

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

155 North Lake Avenue
Pasadena, California	91101
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act  (17 CFR240.14a-12(b))

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act(17 CFR 240.14e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events.

On May 29, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, IndyMac Bank, F.S.B. (“IndyMac”), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the “Trustee”), providing for the issuance of the Company’s IndyMac IMSC Mortgage Loan Trust 2007-F1 (the “Issuing Entity”), Mortgage Pass-Through Certificates, Series 2007-F1 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1  The Pooling and Servicing Agreement, dated as of May 1, 2007, by andamong the Company, IndyMac and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.
By: /s/ Victor H. Woodworth_
Victor H. Woodworth Vice President

Dated: June 13, 2007

Exhibit Index

Exhibit

99.1	The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, IndyMac and the Trustee.

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